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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities  Exchange Act of 1934
         Date of Report (Date of earliest event reported) April 4, 2001
                                                          -------------

                          FIRST SOUTHERN BANCSHARES, INC.
                          -------------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                       0-25478                    63-1133624
      --------                       ---------                  -----------
(State or other Jurisdiction of     (Commission                (IRS Employer
incorporation or organization)      File Number)             Identification No.)


                102 South Court Street, Florence, Alabama 35630
                -----------------------------------------------
                   (Address of principal executive offices)

                                (256) 764-7131
                                --------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)







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ITEMS 1, 2, 3, 4, 5, 7, 8 AND 9.         NOT APPLICABLE.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.
         --------------------------------------

      On April 4, 2001, Thomas N. Ward submitted his resignation as Executive Vice President, Chief Operating Officer and a Director of both First Southern Bancshares, Inc. and its wholly-owned subsidiary, First Southern Bank. A copy of the press release announcing his resignation is attached as Exhibit 99.1 and incorporated herein by reference.














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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST SOUTHERN BANCSHARES, INC.


Dated:  April 10, 2001              By: /s/ Robert C. Redd
                                        --------------------------------------
                                        Robert C. Redd
                                        President and
                                        Chief Executive Officer













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                                 EXHIBIT INDEX




    EXHIBIT                        DESCRIPTION
    -------                        -----------
     99.1              Press release dated April 9, 2001.



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